For period ending July 31, 2011                                  Exhibit 77(O)
File number 811-8764

FORM 10f-3FUND: PACE International Emerging Markets Equity Investments
Name of Adviser or Sub-Adviser Delaware Management Company
1.	Issuer: Grupo Financiero Banorte
2.	Date of Purchase: February 2, 2011
3.	Date offering commenced: February 9, 2011
4.	Underwriters from whom purchased:  Morgan Stanley
5.	"Affiliated Underwriter" managing or participating in
	syndicate:  Grupo BBVA, Grupo Financeiro Banorte, UBS Securities LLC
6.	Aggregate principal amount or number of shares
	purchased:  75,900
7.	Aggregate principal amount or total number of shares of
	offering: 161,000,000
8.	Purchase price (net of fees and expenses):  $52.00
9.	Initial public offering price:  $52.00
10.	Commission, spread or profit: $0.702/share
11.     Have the following conditions been satisfied?                  YES   NO
a.	The offering is subject to regulation by a foreign
	financial regulatory authority.					X

b.      The securities are offered at a fixed price to all
	purchasers in the offering (except for any rights that
	are required by law to be granted to existing security
	holders).							X

c.      Financial statements of the issuer, prepared and
	audited in accordance with the standards of the
	appropriate foreign financial regulatory authority, for
	the two years prior to the offering, are made available
	to prospective purchasers.					X

d.      The issuer is a foreign government, a foreign national
	or an entity organized under the laws of a foreign
	country.							X

e.      If the answer to (c) is no, the issuer is a reporting
	company in the U.S. and has made all required filings
	during the past 12 months.					X

f.      The securities were purchased prior to the end of the
	first day on which any sales are made (or, if a rights
	offering, the securities were purchased on or before the
	fourth day preceding the day on which the offering
	terminated.)							X

g.      The securities were purchased at a price not more than
	the price paid by each other purchaser in the offering or
	any concurrent offering (except for any rights to
	purchased required by law to be granted to existing
	security holders).						X

h.      The underwriting was a firm commitment underwriting.		X

i.      The commission, spread, or profit was reasonable and
	fair in relation to that being received by others for
	underwriting similar securities during the same period.		X

j.      The issuer of the securities and any predecessor has
	been in continuous operation for not less than three years.	X

k.      The amount of such securities purchased by the Fund and
	all other accounts over which the Adviser (or Sub-
	Adviser, if applicable) exercises investment discretion
	did not exceed 25% of the principal amount of the offering.	X

l.      No Affiliated Underwriter benefitted directly or
	indirectly from the purchase.					X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.
Approved:  /s/Vinny Brancaccio		Date:  April 19, 2011
Print Name: Vinny Brancaccio


For period ending July 31, 2011                                  Exhibit 77(O)
File number 811-8764

FORM 10f-3FUND: PACE Alternative Strategies Investments
Name of Adviser or Sub-Adviser Goldman Sachs Asset Management, L.P.
1.	Issuer: RSC EQUIP RENT/RSC HLDGS (CUSIP: 78108AAD6)
2.	Date of Purchase: January 13, 2011
3.	Date offering commenced: January 13, 2011
4.	Underwriters from whom purchased:  Deutsche Bank
5.	"Affiliated Underwriter" managing or participating in
	syndicate:  Goldman Sachs & Co.
6.	Aggregate principal amount or number of shares
	purchased:  $125,000 by the Fund
7.	Aggregate principal amount or total number of shares of
	offering: $650,000,000
8.	Purchase price (net of fees and expenses):  $100.00
9.	Initial public offering price:  $100.00
10.	Commission, spread or profit:  2.0%
11.     Have the following conditions been satisfied?                  YES   NO
a.	The securities are sold in an offering exempt from
	registration under Section 4(2) of the Securities Act of
	1933, Rule 144A or Regulation D. 				X

b.      The securities are sold to persons reasonably believed to
	be "qualified institutional buyers" ("QIBs").			X

c.      The securities are reasonably believed to be eligible for
	resale to other QIBs.						X

d.      The securities were purchased prior to the end of the
	first day on which any sales are made (or, if a rights
	offering, the securities were purchased on or before the
	fourth day preceding the day on which the offering
	terminated).							X

e.      The securities were purchased at a priced not more than
	the price paid by each other purchaser in the offering
	or any concurrent offering. 					X

f.      The underwriting was a firm commitment underwriting.		X

g.      The commission, spread, or profit was reasonable and fair
	in relation to that being  received by others for
	underwriting similar securities during the same period. 	X

h.      The issuer of the securities and any predecessor has been
	in continuous operation for not less than three years.		X

i.	The amount of such securities purchased by the Fund and
	all other accounts over which the Adviser (Sub-Adviser,
	if applicable) exercises investment discretion did not
	exceed 25% of the principal amount of the offering.		X

j.	No Affiliated Underwriter benefited directly or indirectly
	from the purchase.						X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.
Approved:  /s/Michael Goosay		Date:  March 4, 2011
Print Name: Michael Goosay



For period ending July 31, 2011                                  Exhibit 77(O)
File number 811-8764

FORM 10f-3FUND: PACE Alternative Strategies Investments
Name of Adviser or Sub-Adviser Goldman Sachs Asset Management, L.P.
1.	Issuer: Finance III Ltd. (CUSIP: 903202AA7)
2.	Date of Purchase: February 7, 2011
3.	Date offering commenced: February 7, 2011
4.	Underwriters from whom purchased:  Bank of America
5.	"Affiliated Underwriter" managing or participating in
	syndicate:  Goldman Sachs & Co.
6.	Aggregate principal amount or number of shares
	purchased:  $150,000 by the Fund
7.	Aggregate principal amount or total number of shares of
	offering: $1,000,000,000
8.	Purchase price (net of fees and expenses):  $100.00
9.	Initial public offering price:  $100.00
10.	Commission, spread or profit:  0.415%
11.     Have the following conditions been satisfied?                  YES   NO
a.	The securities are sold in an offering exempt from
	registration under Section 4(2) of the Securities Act of
	1933, Rule 144A or Regulation D. 				X

b.      The securities are sold to persons reasonably believed
	to be "qualified institutional buyers" ("QIBs").		X

c.      The securities are reasonably believed to be eligible for
	resale to other QIBs.						X

d.      The securities were purchased prior to the end of the
	first day on which any sales are made (or, if a rights
	offering, the securities were purchased on or before the
	fourth day preceding the day on which the offering
	terminated).							X

e.      The securities were purchased at a priced not more than
	the price paid by each other purchaser in the offering
	or any concurrent offering. 					X

f.      The underwriting was a firm commitment underwriting.		X

g.      The commission, spread, or profit was reasonable and
	fair in relation to that being  received by others for
	underwriting similar securities during the same period. 	X

h.      The issuer of the securities and any predecessor has been
	in continuous operation for not less than three years.		X

i.      The amount of such securities purchased by the Fund and
	all other accounts over which the Adviser (Sub-Adviser,
	if applicable) exercises investment discretion did not
	exceed 25% of the principal amount of the offering.		X

j.      No Affiliated Underwriter benefited directly or indirectly
	from the purchase.						X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.
Approved:  /s/Michael Swell			Date:  April 13, 2011
Print Name: Michael Swell



For period ending July 31, 2011				         Exhibit 77(O)
File number 811-8764

FORM 10f-3FUND: PACE Alternative Strategies Investments
Name of Adviser or Sub-Adviser Goldman Sachs Asset Management, L.P.
1.	Issuer: Suntrust Banks Inc. (CUSIP: 867914BD4)
2.	Date of Purchase: March 21, 2011
3.	Date offering commenced: March 21, 2011
4.	Underwriters from whom purchased:  Suntrust Robinson Humphrey
5.	"Affiliated Underwriter" managing or participating in
	syndicate:  UBS Investment Bank
6.	Aggregate principal amount or number of shares
	purchased:  $174,931.75 by the Fund
7.	Aggregate principal amount or total number of shares of
	offering: $999,610,000.00
8.	Purchase price (net of fees and expenses):  $99.961
9.	Initial public offering price:  $99.961
10.	Commission, spread or profit:  0.3%
11.     Have the following conditions been satisfied?                  YES   NO
a.	The securities are part of an issue registered under the
	Securities Act of 1933 that is being offered to the
	public, or is part of an issue of government securities
	(as defined in section 2(a)(16) of the 1940 Act).		X

b.      The securities were purchased prior to the end of the
	first day on which any sales are made (or, if a rights
	offering, the securities were purchased on or before the
	fourth day preceding the day on which the offering
	terminated).							X

c.      The securities were purchased at a price not more than
	the price paid by each other purchaser in the offering.		X

d.      The underwriting was a firm commitment underwriting.		X

e.      The commission, spread or profit was reasonable and
	fair in relation to that being received by others for
	underwriting similar securities during the same period.		X

f.      The issuer of the securities and any predecessor has
	been in continuous operations for not less than three
	years.								x	X

g.      The amount of such securities purchased by the Fund
	and all investment companies advised by UBS Global AM or
	the Fund's Sub-Adviser, if applicable, did not exceed 25%
	of the principal amount of the offering sold. 			X

h.      No Affiliated Underwriter was a direct or indirect
	participant in or beneficiary of the sales.			X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.
Approved:  /s/James Alan			Date:  April 13, 2011
Print Name: James Alan


For period ending July 31, 2011					 Exhibit 77(O)
File number 811-8764

FORM 10f-3FUND: PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser Blackrock Financial Management, Inc.
1.	Issuer: Enterprise Products Operating LLC
2.	Date of Purchase: January 4, 2011
3.	Date offering commenced: January 4, 2011
4.	Underwriters from whom purchased:  J.P. Morgan Securities LLC
5.	"Affiliated Underwriter" managing or participating in
	syndicate:  UBS Securities LLC
6.	Aggregate principal amount or number of shares
	purchased:  $1,525,000
7.	Aggregate principal amount or total number of shares of
	offering: $750,000,000
8.	Purchase price (net of fees and expenses):  $99.901
9.	Initial public offering price:  $99.901
10.	Commission, spread or profit:  0.600%
11.     Have the following conditions been satisfied?                  YES   NO
a.	The securities are part of an issue registered under the
	Securities Act of 1933 that is being offered to the
	public, or is part of an issue of government securities
	(as defined in section 2(a)(16) of the 1940 Act).		X

b.      The securities were purchased prior to the end of the
	first day on which any sales are made (or, if a rights
	offering, the securities were purchased on or before the
	fourth day preceding the day on which the offering
	terminated).							X

c.      The securities were purchased at a price not more than
	the price paid by each other purchaser in the offering.		X

d.      The underwriting was a firm commitment underwriting.		X

e.      The commission, spread or profit was reasonable and
	fair in relation to that being received by others for
	underwriting similar securities during the same period.		X

f.      The issuer of the securities and any predecessor has
	been in continuous operations for not less than three
	years.								X

g.      The amount of such securities purchased by the Fund
	and all investment companies advised by UBS Global AM or
	the Fund's Sub-Adviser, if applicable, did not exceed 25%
	of the principal amount of the offering sold. 			X

h.      No Affiliated Underwriter was a direct or indirect
	participant in or beneficiary of the sales.			X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.
Approved:  /s/Artemis Brannigan			Date:  February 9, 2011
Print Name: Artemis Brannigan, Portfolio Compliance



For period ending July 31, 2011					 Exhibit 77(O)
File number 811-8764

FORM 10f-3FUND: PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser Blackrock Financial Management, Inc.
1.	Issuer: Allegheny Technologies Inc.
2.	Date of Purchase: January 4, 2011
3.	Date offering commenced: January 4, 2011
4.	Underwriters from whom purchased:  J.P. Morgan Securities LLC
5.	"Affiliated Underwriter" managing or participating in
	syndicate:  PNC Capital Markets LLC
6.	Aggregate principal amount or number of shares
	purchased:  $25,000,000
7.	Aggregate principal amount or total number of shares of
	offering: $500,000,000
8.	Purchase price (net of fees and expenses):  $99.886
9.	Initial public offering price:  $99.886
10.	Commission, spread or profit:  0.650%
11.     Have the following conditions been satisfied?                  YES   NO
a.	The securities are part of an issue registered under the
	Securities Act of 1933 that is being offered to the
	public, or is part of an issue of government securities
	(as defined in section 2(a)(16) of the 1940 Act).		X

b.      The securities were purchased prior to the end of the
	first day on which any sales are made (or, if a rights
	offering, the securities were purchased on or before the
	fourth day preceding the day on which the offering
	terminated).							X

c.      The securities were purchased at a price not more than
	the price paid by each other purchaser in the offering.		X

d.      The underwriting was a firm commitment underwriting.		X

e.      The commission, spread or profit was reasonable and
	fair in relation to that being received by others for
	underwriting similar securities during the same period.		X

f.      The issuer of the securities and any predecessor has
	been in continuous operations for not less than three
	years.								X

g.      The amount of such securities purchased by the Fund
	and all investment companies advised by UBS Global AM or
	the Fund's Sub-Adviser, if applicable, did not exceed 25%
	of the principal amount of the offering sold. 			X

h.      No Affiliated Underwriter was a direct or indirect
	participant in or beneficiary of the sales.			X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.
Approved:  /s/Artemis Brannigan			Date:  February 9, 2011
Print Name: Artemis Brannigan, Portfolio Compliance





For period ending July 31, 2011					 Exhibit 77(O)
File number 811-8764

FORM 10f-3FUND: PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser Blackrock Financial Management, Inc.
1.	Issuer: Nomura Holdings, Inc.
2.	Date of Purchase: January 12, 2011
3.	Date offering commenced: January 12, 2011
4.	Underwriters from whom purchased:  Citigroup Global Markets Inc.
5.	"Affiliated Underwriter" managing or participating in
	syndicate:  UBS Securities LLC
6.	Aggregate principal amount or number of shares
	purchased:  $1,030,000
7.	Aggregate principal amount or total number of shares of
	offering: $1,250,000,000
8.	Purchase price (net of fees and expenses):  $99.291
9.	Initial public offering price:  $99.291
10.	Commission, spread or profit:  0.350%
11.     Have the following conditions been satisfied?                  YES   NO
a.	The securities are part of an issue registered under the
	Securities Act of 1933 that is being offered to the
	public, or is part of an issue of government securities
	(as defined in section 2(a)(16) of the 1940 Act).		X

b.      The securities were purchased prior to the end of the
	first day on which any sales are made (or, if a rights
	offering, the securities were purchased on or before the
	fourth day preceding the day on which the offering
	terminated).							X

c.      The securities were purchased at a price not more than
	the price paid by each other purchaser in the offering.		X

d.      The underwriting was a firm commitment underwriting.		X

e.      The commission, spread or profit was reasonable and
	fair in relation to that being received by others for
	underwriting similar securities during the same period.		X

f.      The issuer of the securities and any predecessor has
	been in continuous operations for not less than three
	years.								X

g.      The amount of such securities purchased by the Fund
	and all investment companies advised by UBS Global AM or
	the Fund's Sub-Adviser, if applicable, did not exceed 25%
	of the principal amount of the offering sold. 			X

h.      No Affiliated Underwriter was a direct or indirect
	participant in or beneficiary of the sales.			X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.
Approved:  /s/Artemis Brannigan			Date:  February 9, 2011
Print Name: Artemis Brannigan, Portfolio Compliance


For period ending July 31, 2011					 Exhibit 77(O)
File number 811-8764

FORM 10f-3FUND: PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser Blackrock Financial Management, Inc.
1.	Issuer: Canadian Imperial Bank of Commerce
2.	Date of Purchase: January 20, 2011
3.	Date offering commenced: January 20, 2011
4.	Underwriters from whom purchased:  Morgan Stanley & Co. Inc.
5.	"Affiliated Underwriter" managing or participating in
	syndicate:  UBS Securities LLC
6.	Aggregate principal amount or number of shares
	purchased:  $3,190,000
7.	Aggregate principal amount or total number of shares of
	offering: $2,000,000,000
8.	Purchase price (net of fees and expenses):  $99.958
9.	Initial public offering price:  $99.958
10.	Commission, spread or profit:  0.350%
11.     Have the following conditions been satisfied?                  YES   NO
a.	The securities are part of an issue registered under the
	Securities Act of 1933 that is being offered to the
	public, or is part of an issue of government securities
	(as defined in section 2(a)(16) of the 1940 Act).		X

b.      The securities were purchased prior to the end of the
	first day on which any sales are made (or, if a rights
	offering, the securities were purchased on or before the
	fourth day preceding the day on which the offering
	terminated).							X

c.      The securities were purchased at a price not more than
	the price paid by each other purchaser in the offering.		X

d.      The underwriting was a firm commitment underwriting.		X

e.      The commission, spread or profit was reasonable and
	fair in relation to that being received by others for
	underwriting similar securities during the same period.		X

f.      The issuer of the securities and any predecessor has
	been in continuous operations for not less than three
	years.								X

g.      The amount of such securities purchased by the Fund
	and all investment companies advised by UBS Global AM or
	the Fund's Sub-Adviser, if applicable, did not exceed 25%
	of the principal amount of the offering sold. 			X

h.      No Affiliated Underwriter was a direct or indirect
	participant in or beneficiary of the sales.			X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.
Approved:  /s/Artemis Brannigan			Date:  February 9, 2011
Print Name: Artemis Brannigan, Portfolio Compliance


For period ending July 31, 2011					 Exhibit 77(O)
File number 811-8764

FORM 10f-3FUND: PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser Blackrock Financial Management, Inc.
1.	Issuer: Federal National Mortgage Association
2.	Date of Purchase: March 2, 2011
3.	Date offering commenced: March 2, 2011
4.	Underwriters from whom purchased:  Citigroup Global Markets Inc.
5.	"Affiliated Underwriter" managing or participating in
	syndicate:  UBS Securities LLC
6.	Aggregate principal amount or number of shares
	purchased:  $5,795,000
7.	Aggregate principal amount or total number of shares of
	offering: $4,000,000,000
8.	Purchase price (net of fees and expenses):  $99.796
9.	Initial public offering price:  $99.796
10.	Commission, spread or profit:  0.100%
11.     Have the following conditions been satisfied?                  YES   NO
a.	The securities are part of an issue registered under the
	Securities Act of 1933 that is being offered to the
	public, or is part of an issue of government securities
	(as defined in section 2(a)(16) of the 1940 Act).		X

b.      The securities were purchased prior to the end of the
	first day on which any sales are made (or, if a rights
	offering, the securities were purchased on or before the
	fourth day preceding the day on which the offering
	terminated).							X

c.      The securities were purchased at a price not more than
	the price paid by each other purchaser in the offering.		X

d.      The underwriting was a firm commitment underwriting.		X

e.      The commission, spread or profit was reasonable and
	fair in relation to that being received by others for
	underwriting similar securities during the same period.		X

f.      The issuer of the securities and any predecessor has
	been in continuous operations for not less than three
	years.								X

g.      The amount of such securities purchased by the Fund
	and all investment companies advised by UBS Global AM or
	the Fund's Sub-Adviser, if applicable, did not exceed 25%
	of the principal amount of the offering sold. 			X

h.    	No Affiliated Underwriter was a direct or indirect
	participant in or beneficiary of the sales.			X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.
Approved:  /s/Artemis Brannigan			Date:  April 8, 2011
Print Name: Artemis Brannigan, Portfolio Compliance


For period ending July 31, 2011					 Exhibit 77(O)
File number 811-8764

FORM 10f-3FUND: PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser Blackrock Financial Management, Inc.
1.	Issuer: DIRECTV Holdings LLC
2.	Date of Purchase: March 7, 2011
3.	Date offering commenced: March 7, 2011
4.	Underwriters from whom purchased:  Morgan Stanley & Co. Inc.
5.	"Affiliated Underwriter" managing or participating in
	syndicate:  UBS Securities LLC
6.	Aggregate principal amount or number of shares
	purchased:  $2,300,000
7.	Aggregate principal amount or total number of shares of
	offering: $1,500,000,000
8.	Purchase price (net of fees and expenses):  $99.811
9.	Initial public offering price:  $99.811
10.	Commission, spread or profit:  0.350%
11.     Have the following conditions been satisfied?                  YES   NO
a.	The securities are part of an issue registered under the
	Securities Act of 1933 that is being offered to the
	public, or is part of an issue of government securities
	(as defined in section 2(a)(16) of the 1940 Act).		X

b.      The securities were purchased prior to the end of the
	first day on which any sales are made (or, if a rights
	offering, the securities were purchased on or before the
	fourth day preceding the day on which the offering
	terminated).							X

c.      The securities were purchased at a price not more than
	the price paid by each other purchaser in the offering.		X

d.      The underwriting was a firm commitment underwriting.		X

e.      The commission, spread or profit was reasonable and
	fair in relation to that being received by others for
	underwriting similar securities during the same period.		X

f.      The issuer of the securities and any predecessor has
	been in continuous operations for not less than three
	years.								X

g.      The amount of such securities purchased by the Fund
	and all investment companies advised by UBS Global AM or
	the Fund's Sub-Adviser, if applicable, did not exceed 25%
	of the principal amount of the offering sold. 			X

h.      No Affiliated Underwriter was a direct or indirect
	participant in or beneficiary of the sales.			X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.
Approved:  /s/Artemis Brannigan			Date:  April 8, 2011
Print Name: Artemis Brannigan, Portfolio Compliance



For period ending July 31, 2011					 Exhibit 77(O)
File number 811-8764

FORM 10f-3FUND: PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser Blackrock Financial Management, Inc.
1.	Issuer: Time Warner, Inc.
2.	Date of Purchase: March 29, 2011
3.	Date offering commenced: March 29, 2011
4.	Underwriters from whom purchased:  Wells Fargo Securities LLC
5.	"Affiliated Underwriter" managing or participating in
	syndicate:  UBS Securities LLC
6.	Aggregate principal amount or number of shares
	purchased:  $1,250,000
7.	Aggregate principal amount or total number of shares of
	offering: $1,000,000,000
8.	Purchase price (net of fees and expenses):  $98.943
9.	Initial public offering price:  $90.943
10.	Commission, spread or profit:  0.450%
11.     Have the following conditions been satisfied?                  YES   NO
a.	The securities are part of an issue registered under the
	Securities Act of 1933 that is being offered to the
	public, or is part of an issue of government securities
	(as defined in section 2(a)(16) of the 1940 Act).		X

b.      The securities were purchased prior to the end of the
	first day on which any sales are made (or, if a rights
	offering, the securities were purchased on or before the
	fourth day preceding the day on which the offering
	terminated).							X

c.      The securities were purchased at a price not more than
	the price paid by each other purchaser in the offering.		X

d.      The underwriting was a firm commitment underwriting.		X

e.      The commission, spread or profit was reasonable and
	fair in relation to that being received by others for
	underwriting similar securities during the same period.		X

f.      The issuer of the securities and any predecessor has
	been in continuous operations for not less than three
	years.								X

g.      The amount of such securities purchased by the Fund
	and all investment companies advised by UBS Global AM or
	the Fund's Sub-Adviser, if applicable, did not exceed 25%
	of the principal amount of the offering sold. 			X

h.      No Affiliated Underwriter was a direct or indirect
	participant in or beneficiary of the sales.			X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.
Approved:  /s/Artemis Brannigan			Date:  April 20, 2011
Print Name: Artemis Brannigan, Portfolio Compliance



For period ending July 31, 2011					 Exhibit 77(O)
File number 811-8764

FORM 10f-3FUND: PACE Large Co Value Equity Investments
Name of Adviser or Sub-Adviser Westwood Management Corporation
1.	Issuer: Metlife Inc.
2.	Date of Purchase: March 3, 2011
3.	Date offering commenced: March 3, 2011
4.	Underwriters from whom purchased:  Goldman Sachs
5.	"Affiliated Underwriter" managing or participating in
	syndicate:  UBS
6.	Aggregate principal amount or number of shares
	purchased:  32,200 shares
7.	Aggregate principal amount or total number of shares of
	offering: $146,800,000,000
8.	Purchase price (net of fees and expenses):  $43.25
9.	Initial public offering price:  $43.25
10.	Commission, spread or profit:  0.30%		$0.12975
11.     Have the following conditions been satisfied?                  YES   NO
a.	The securities are part of an issue registered under the
	Securities Act of 1933 that is being offered to the
	public, or is part of an issue of government securities
	(as defined in section 2(a)(16) of the 1940 Act).		X

b.      The securities were purchased prior to the end of the
	first day on which any sales are made (or, if a rights
	offering, the securities were purchased on or before the
	fourth day preceding the day on which the offering
	terminated).							X

c.      The securities were purchased at a price not more than
	the price paid by each other purchaser in the offering.		X

d.      The underwriting was a firm commitment underwriting.		X

e.      The commission, spread or profit was reasonable and
	fair in relation to that being received by others for
	underwriting similar securities during the same period.		X

f.      The issuer of the securities and any predecessor has
	been in continuous operations for not less than three
	years.								X

g.      The amount of such securities purchased by the Fund
	and all investment companies advised by UBS Global AM or
	the Fund's Sub-Adviser, if applicable, did not exceed 25%
	of the principal amount of the offering sold. 			X

h.      No Affiliated Underwriter was a direct or indirect
	participant in or beneficiary of the sales.			X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.
Approved:  /s/Jay Singhania			Date:  March 3, 2011
Print Name: Jay Singhania, VP



For period ending July 31, 2011					 Exhibit 77(O)
File number 811-8764

FORM 10f-3FUND: PACE Alternative Strategies Investments
Name of Adviser or Sub-Adviser Goldman Sachs Asset Management, L.P.
1.	Issuer: Santander Holdings USA
2.	Date of Purchase: April 14, 2011
3.	Date offering commenced: April 14, 2011
4.	Underwriters from whom purchased:  J.P. Morgan Securities
5.	"Affiliated Underwriter" managing or participating in
	syndicate:  Goldman Sachs & Co.
6.	Aggregate principal amount or number of shares
	purchased:  $109,515
7.	Aggregate principal amount or total number of shares of
	offering: $497,795,000
8.	Purchase price (net of fees and expenses):  $99.559
9.	Initial public offering price:  $99.559
10.	Commission, spread or profit:  0.30%
11.     Have the following conditions been satisfied?                  YES   NO
a.	The securities are part of an issue registered under the
	Securities Act of 1933 that is being offered to the
	public, or is part of an issue of government securities
	(as defined in section 2(a)(16) of the 1940 Act).		X

b.      The securities were purchased prior to the end of the
	first day on which any sales are made (or, if a rights
	offering, the securities were purchased on or before the
	fourth day preceding the day on which the offering
	terminated).							X

c.      The securities were purchased at a price not more than
	the price paid by each other purchaser in the offering.		X

d.      The underwriting was a firm commitment underwriting.		X

e.      The commission, spread or profit was reasonable and
	fair in relation to that being received by others for
	underwriting similar securities during the same period.		X

f.      The issuer of the securities and any predecessor has
	been in continuous operations for not less than three
	years.								X

g.      The amount of such securities purchased by the Fund
	and all investment companies advised by UBS Global AM or
	the Fund's Sub-Adviser, if applicable, did not exceed 25%
	of the principal amount of the offering sold. 			X

h.      No Affiliated Underwriter was a direct or indirect
	participant in or beneficiary of the sales.			X	X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.
Approved:  /s/Michael Swell			Date:  July 12, 2011
Print Name: Michael Swell



For period ending July 31, 2011					 Exhibit 77(O)
File number 811-8764

FORM 10f-3FUND: PACE Alternative Strategies Investments
Name of Adviser or Sub-Adviser Goldman Sachs Asset Management, L.P.
1.	Issuer: Deutsche Telekom INT FIN
2.	Date of Purchase: April 4, 2011
3.	Date offering commenced: April 4, 2011
4.	Underwriters from whom purchased:  Credit Suisse
5.	"Affiliated Underwriter" managing or participating in
	syndicate:  Goldman Sachs & Co.
6.	Aggregate principal amount or number of shares
	purchased:  $274,722
7.	Aggregate principal amount or total number of shares of
	offering: $1,248,737,500
8.	Purchase price (net of fees and expenses):  $99.899
9.	Initial public offering price:  $99.899
10.	Commission, spread or profit:  0.250%
11.     Have the following conditions been satisfied?                  YES   NO
a.	The securities are part of an issue registered under the
	Securities Act of 1933 that is being offered to the
	public, or is part of an issue of government securities
	(as defined in section 2(a)(16) of the 1940 Act).		X

b.      The securities were purchased prior to the end of the
	first day on which any sales are made (or, if a rights
	offering, the securities were purchased on or before the
	fourth day preceding the day on which the offering
	terminated).							X

c.      The securities were purchased at a price not more than
	the price paid by each other purchaser in the offering.		X

d.      The underwriting was a firm commitment underwriting.		X

e.      The commission, spread or profit was reasonable and
	fair in relation to that being received by others for
	underwriting similar securities during the same period.		X

f.      The issuer of the securities and any predecessor has
	been in continuous operations for not less than three
	years.								X

g.      The amount of such securities purchased by the Fund
	and all investment companies advised by UBS Global AM or
	the Fund's Sub-Adviser, if applicable, did not exceed 25%
	of the principal amount of the offering sold. 			X

h.      No Affiliated Underwriter was a direct or indirect
	participant in or beneficiary of the sales.			X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.
Approved:  /s/Michael Swell			Date:  July 12, 2011
Print Name: Michael Swell



For period ending July 31, 2011					 Exhibit 77(O)
File number 811-8764

FORM 10f-3FUND: PACE Alternative Strategies Investments
Name of Adviser or Sub-Adviser Goldman Sachs Asset Management, L.P.
1.	Issuer: AT&T Inc.
2.	Date of Purchase: April 26, 2011
3.	Date offering commenced: April 26, 2011
4.	Underwriters from whom purchased:  Bank of America Securities
5.	"Affiliated Underwriter" managing or participating in
	syndicate:  Goldman Sachs & Co.
6.	Aggregate principal amount or number of shares
	purchased:  $49,909
7.	Aggregate principal amount or total number of shares of
	offering: $1,746,815,000
8.	Purchase price (net of fees and expenses):  $99.818
9.	Initial public offering price:  $99.818
10.	Commission, spread or profit:  0.35%
11.     Have the following conditions been satisfied?                  YES   NO
a.	The securities are part of an issue registered under the
	Securities Act of 1933 that is being offered to the
	public, or is part of an issue of government securities
	(as defined in section 2(a)(16) of the 1940 Act).		X

b.      The securities were purchased prior to the end of the
	first day on which any sales are made (or, if a rights
	offering, the securities were purchased on or before the
	fourth day preceding the day on which the offering
	terminated).							X

c.      The securities were purchased at a price not more than
	the price paid by each other purchaser in the offering.		X

d.      The underwriting was a firm commitment underwriting.		X

e.      The commission, spread or profit was reasonable and
	fair in relation to that being received by others for
	underwriting similar securities during the same period.		X

f.      The issuer of the securities and any predecessor has
	been in continuous operations for not less than three
	years.								X

g.      The amount of such securities purchased by the Fund
	and all investment companies advised by UBS Global AM or
	the Fund's Sub-Adviser, if applicable, did not exceed 25%
	of the principal amount of the offering sold. 			X

h.      No Affiliated Underwriter was a direct or indirect
	participant in or beneficiary of the sales.			X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.
Approved:  /s/Michael Swell			Date:  July 12, 2011
Print Name: Michael Swell



For period ending July 31, 2011					 Exhibit 77(O)
File number 811-8764

FORM 10f-3FUND: PACE Alternative Strategies Investments
Name of Adviser or Sub-Adviser Goldman Sachs Asset Management, L.P.
1.	Issuer: Alcoa Inc.
2.	Date of Purchase: April 13, 2011
3.	Date offering commenced: April 13, 2011
4.	Underwriters from whom purchased:  J.P. Morgan Securities
5.	"Affiliated Underwriter" managing or participating in
	syndicate:  Goldman Sachs & Co.; UBS Securities
6.	Aggregate principal amount or number of shares
	purchased:  $99,848
7.	Aggregate principal amount or total number of shares of
	offering: $1,248,100,000
8.	Purchase price (net of fees and expenses):  $99.848
9.	Initial public offering price:  $99.848
10.	Commission, spread or profit:  0.450%
11.     Have the following conditions been satisfied?                  YES   NO
a.	The securities are part of an issue registered under the
	Securities Act of 1933 that is being offered to the
	public, or is part of an issue of government securities
	(as defined in section 2(a)(16) of the 1940 Act).		X

b.      The securities were purchased prior to the end of the
	first day on which any sales are made (or, if a rights
	offering, the securities were purchased on or before the
	fourth day preceding the day on which the offering
	terminated).							X

c.      The securities were purchased at a price not more than
	the price paid by each other purchaser in the offering.		X

d.      The underwriting was a firm commitment underwriting.		X

e.      The commission, spread or profit was reasonable and
	fair in relation to that being received by others for
	underwriting similar securities during the same period.		X

f.      The issuer of the securities and any predecessor has
	been in continuous operations for not less than three
	years.								X

g.      The amount of such securities purchased by the Fund
	and all investment companies advised by UBS Global AM or
	the Fund's Sub-Adviser, if applicable, did not exceed 25%
	of the principal amount of the offering sold. 			X

h.      No Affiliated Underwriter was a direct or indirect
	participant in or beneficiary of the sales.			X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.
Approved:  /s/Michael Swell			Date:  July 12, 2011
Print Name: Michael Swell



For period ending July 31, 2011			   		 Exhibit 77(O)
File number 811-8764

FORM 10f-3FUND: PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser Blackrock Financial Management, Inc.
1.	Issuer: Alcoa Inc.
2.	Date of Purchase: April 13, 2011
3.	Date offering commenced: April 13, 2011
4.	Underwriters from whom purchased:  J.P. Morgan Securities
5.	"Affiliated Underwriter" managing or participating in
	syndicate:  UBS Securities
6.	Aggregate principal amount or number of shares
	purchased:  $750,000
7.	Aggregate principal amount or total number of shares of
	offering: $1,250,000,000
8.	Purchase price (net of fees and expenses):  $99.848
9.	Initial public offering price:  $99.848
10.	Commission, spread or profit:  0.450%
11.     Have the following conditions been satisfied?                  YES   NO
a.	The securities are part of an issue registered under the
	Securities Act of 1933 that is being offered to the
	public, or is part of an issue of government securities
	(as defined in section 2(a)(16) of the 1940 Act).		X

b.      The securities were purchased prior to the end of the
	first day on which any sales are made (or, if a rights
	offering, the securities were purchased on or before the
	fourth day preceding the day on which the offering
	terminated).							X

c.      The securities were purchased at a price not more than
	the price paid by each other purchaser in the offering.		X

d.      The underwriting was a firm commitment underwriting.		X

e.      The commission, spread or profit was reasonable and
	fair in relation to that being received by others for
	underwriting similar securities during the same period.		X

f.      The issuer of the securities and any predecessor has
	been in continuous operations for not less than three
	years.								X

g.      The amount of such securities purchased by the Fund
	and all investment companies advised by UBS Global AM or
	the Fund's Sub-Adviser, if applicable, did not exceed 25%
	of the principal amount of the offering sold. 			X

h.      No Affiliated Underwriter was a direct or indirect
	participant in or beneficiary of the sales.			X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.
Approved:  /s/Artemis Brannigan			Date:  May 9, 2011
Print Name: Artemis Brannigan, Portfolio Compliance



For period ending July 31, 2011					 Exhibit 77(O)
File number 811-8764

FORM 10f-3FUND: PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser Blackrock Financial Management, Inc.
1.	Issuer: Barrick North America Finance
2.	Date of Purchase: May 24, 2011
3.	Date offering commenced: May 24, 2011
4.	Underwriters from whom purchased:  Morgan Stanley & Co.
5.	"Affiliated Underwriter" managing or participating in
	syndicate:  UBS Securities LLC
6.	Aggregate principal amount or number of shares
	purchased:  $1,375,000
7.	Aggregate principal amount or total number of shares of
	offering: $1,350,000,000
8.	Purchase price (net of fees and expenses):  $99.936
9.	Initial public offering price:  $99.936
10.	Commission, spread or profit:  0.650%
11.     Have the following conditions been satisfied?                  YES   NO
a.	The securities are part of an issue registered under the
	Securities Act of 1933 that is being offered to the
	public, or is part of an issue of government securities
	(as defined in section 2(a)(16) of the 1940 Act).		X

b.      The securities were purchased prior to the end of the
	first day on which any sales are made (or, if a rights
	offering, the securities were purchased on or before the
	fourth day preceding the day on which the offering
	terminated).							X

c.      The securities were purchased at a price not more than
	the price paid by each other purchaser in the offering.		X

d.      The underwriting was a firm commitment underwriting.		X

e.      The commission, spread or profit was reasonable and
	fair in relation to that being received by others for
	underwriting similar securities during the same period.		X

f.      The issuer of the securities and any predecessor has
	been in continuous operations for not less than three
	years.								X

g.      The amount of such securities purchased by the Fund
	and all investment companies advised by UBS Global AM or
	the Fund's Sub-Adviser, if applicable, did not exceed 25%
	of the principal amount of the offering sold. 			X

h.      No Affiliated Underwriter was a direct or indirect
	participant in or beneficiary of the sales.			X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.
Approved:  /s/Artemis Brannigan			Date:  June 15, 2011
Print Name: Artemis Brannigan, Portfolio Compliance


For period ending July 31, 2011					 Exhibit 77(O)
File number 811-8764

FORM 10f-3FUND: PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser Blackrock Financial Management, Inc.
1.	Issuer: Xerox Corporation
2.	Date of Purchase: May 13, 2011
3.	Date offering commenced: May 13, 2011
4.	Underwriters from whom purchased:  Citrigroup Global Markets Inc.
5.	"Affiliated Underwriter" managing or participating in
	syndicate:  UBS Securities LLC
6.	Aggregate principal amount or number of shares
	purchased:  $800,000
7.	Aggregate principal amount or total number of shares of
	offering: $1,250,000,000
8.	Purchase price (net of fees and expenses):  $99.246
9.	Initial public offering price:  $99.246
10.	Commission, spread or profit:  0.650%
11.     Have the following conditions been satisfied?                  YES   NO
a.	The securities are part of an issue registered under the
	Securities Act of 1933 that is being offered to the
	public, or is part of an issue of government securities
	(as defined in section 2(a)(16) of the 1940 Act).		X

b.      The securities were purchased prior to the end of the
	first day on which any sales are made (or, if a rights
	offering, the securities were purchased on or before the
	fourth day preceding the day on which the offering
	terminated).							X

c.      The securities were purchased at a price not more than
	the price paid by each other purchaser in the offering.		X

d.      The underwriting was a firm commitment underwriting.		X

e.      The commission, spread or profit was reasonable and
	fair in relation to that being received by others for
	underwriting similar securities during the same period.		X

f.     	The issuer of the securities and any predecessor has
	been in continuous operations for not less than three
	years.								X

g.      The amount of such securities purchased by the Fund
	and all investment companies advised by UBS Global AM or
	the Fund's Sub-Adviser, if applicable, did not exceed 25%
	of the principal amount of the offering sold. 			X

h.      No Affiliated Underwriter was a direct or indirect
	participant in or beneficiary of the sales.			X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.
Approved:  /s/Artemis Brannigan			Date:  June 15, 2011
Print Name: Artemis Brannigan, Portfolio Compliance



For period ending July 31, 2011					 Exhibit 77(O)
File number 811-8764

FORM 10f-3FUND: PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser Blackrock Financial Management, Inc.
1.	Issuer: Spectra Energy Partners LP
2.	Date of Purchase: June 6, 2011
3.	Date offering commenced: June 6, 2011
4.	Underwriters from whom purchased:  Wells Fargo Securities LLC
5.	"Affiliated Underwriter" managing or participating in
	syndicate:  UBS Securities LLC
6.	Aggregate principal amount or number of shares
	purchased:  $2,275,000
7.	Aggregate principal amount or total number of shares of
	offering: $250,000,000
8.	Purchase price (net of fees and expenses):  $99.778
9.	Initial public offering price:  $99.778
10.	Commission, spread or profit:  0.60%
11.     Have the following conditions been satisfied?                  YES   NO
a.	The securities are part of an issue registered under the
	Securities Act of 1933 that is being offered to the
	public, or is part of an issue of government securities
	(as defined in section 2(a)(16) of the 1940 Act).		X

b.      The securities were purchased prior to the end of the
	first day on which any sales are made (or, if a rights
	offering, the securities were purchased on or before the
	fourth day preceding the day on which the offering
	terminated).							X

c.      The securities were purchased at a price not more than
	the price paid by each other purchaser in the offering.		X

d.      The underwriting was a firm commitment underwriting.		X

e.      The commission, spread or profit was reasonable and
	fair in relation to that being received by others for
	underwriting similar securities during the same period.		X

f.      The issuer of the securities and any predecessor has
	been in continuous operations for not less than three
	years.								X

g.      The amount of such securities purchased by the Fund
	and all investment companies advised by UBS Global AM or
	the Fund's Sub-Adviser, if applicable, did not exceed 25%
	of the principal amount of the offering sold. 			X

h.      No Affiliated Underwriter was a direct or indirect
	participant in or beneficiary of the sales.			X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.
Approved:  /s/Artemis Brannigan			Date:  July 8, 2011
Print Name: Artemis Brannigan, Portfolio Compliance


For period ending July 31, 2011					 Exhibit 77(O)
File number 811-8764

FORM 10f-3FUND: PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser Blackrock Financial Management, Inc.
1.	Issuer: Citigroup Inc.
2.	Date of Purchase: June 8, 2011
3.	Date offering commenced: June 8, 2011
4.	Underwriters from whom purchased:  Citigroup Global Markets Inc.
5.	"Affiliated Underwriter" managing or participating in
	syndicate:  UBS Securities LLC
6.	Aggregate principal amount or number of shares
	purchased:  $1,050,000
7.	Aggregate principal amount or total number of shares of
	offering: $1,875,000,000
8.	Purchase price (net of fees and expenses):  $102.0384
9.	Initial public offering price:  $102.0384
10.	Commission, spread or profit:  0.3250%
11.     Have the following conditions been satisfied?                  YES   NO
a.	The securities are part of an issue registered under the
	Securities Act of 1933 that is being offered to the
	public, or is part of an issue of government securities
	(as defined in section 2(a)(16) of the 1940 Act).		X

b.      The securities were purchased prior to the end of the
	first day on which any sales are made (or, if a rights
	offering, the securities were purchased on or before the
	fourth day preceding the day on which the offering
	terminated).							X

c.      The securities were purchased at a price not more than
	the price paid by each other purchaser in the offering.		X

d.      The underwriting was a firm commitment underwriting.		X

e.      The commission, spread or profit was reasonable and
	fair in relation to that being received by others for
	underwriting similar securities during the same period.		X

f.      The issuer of the securities and any predecessor has
	been in continuous operations for not less than three
	years.								X

g.      The amount of such securities purchased by the Fund
	and all investment companies advised by UBS Global AM or
	the Fund's Sub-Adviser, if applicable, did not exceed 25%
	of the principal amount of the offering sold. 			X

h.      No Affiliated Underwriter was a direct or indirect
	participant in or beneficiary of the sales.			X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.
Approved:  /s/Artemis Brannigan			Date:  July 8, 2011
Print Name: Artemis Brannigan, Portfolio Compliance


For period ending July 31, 2011					 Exhibit 77(O)
File number 811-8764

FORM 10f-3FUND: PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser Blackrock Financial Management, Inc.
1.	Issuer: Teck Resources Ltd.
2.	Date of Purchase: June 29, 2011
3.	Date offering commenced: June 29, 2011
4.	Underwriters from whom purchased:  Citigroup Global Markets Inc.
5.	"Affiliated Underwriter" managing or participating in
	syndicate:  UBS Securities LLC
6.	Aggregate principal amount or number of shares
	purchased:  $475,000
7.	Aggregate principal amount or total number of shares of
	offering: $1,000,000,000
8.	Purchase price (net of fees and expenses):  $99.715
9.	Initial public offering price:  $99.715
10.	Commission, spread or profit:  0.875%
11.     Have the following conditions been satisfied?                  YES   NO
a.	The securities are part of an issue registered under the
	Securities Act of 1933 that is being offered to the
	public, or is part of an issue of government securities
	(as defined in section 2(a)(16) of the 1940 Act).		X

b.      The securities were purchased prior to the end of the
	first day on which any sales are made (or, if a rights
	offering, the securities were purchased on or before the
	fourth day preceding the day on which the offering
	terminated).							X

c.      The securities were purchased at a price not more than
	the price paid by each other purchaser in the offering.		X

d.      The underwriting was a firm commitment underwriting.		X

e.      The commission, spread or profit was reasonable and
	fair in relation to that being received by others for
	underwriting similar securities during the same period.		X

f.      The issuer of the securities and any predecessor has
	been in continuous operations for not less than three
	years.								X

g.      The amount of such securities purchased by the Fund
	and all investment companies advised by UBS Global AM or
	the Fund's Sub-Adviser, if applicable, did not exceed 25%
	of the principal amount of the offering sold. 			X

h.      No Affiliated Underwriter was a direct or indirect
	participant in or beneficiary of the sales.			X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.
Approved:  /s/Artemis Brannigan			Date:  July 8, 2011
Print Name: Artemis Brannigan, Portfolio Compliance


For period ending July 31, 2011					 Exhibit 77(O)
File number 811-8764

FORM 10f-3FUND: PACE Large Co Growth Equity Investments
Name of Adviser or Sub-Adviser Marsico Capital Management, LLC
1.	Issuer: Danaher Corp.
2.	Date of Purchase: June 14, 2011
3.	Date offering commenced: June 14, 2011
4.	Underwriters from whom purchased:  Citigroup Global Markets Inc.
5.	"Affiliated Underwriter" managing or participating in
	syndicate:  Banca IMI Securities, Barclays Capital, Inc.,
	Citigroup Global Markets, Jeffreys and Company, Mitsubishi UFJ Securities, Morgan Stanley, Robert Baird, Wells Fargo Securities
6.	Aggregate principal amount or number of shares
	purchased:  31,618 shares
7.	Aggregate principal amount or total number of shares of
	offering: 17,500,000 shares
8.	Purchase price (net of fees and expenses):  $51.75
9.	Initial public offering price:  $51.75
10.	Commission, spread or profit:  3% 	$1.5525
11.     Have the following conditions been satisfied?                  YES   NO
a.	The securities are part of an issue registered under the
	Securities Act of 1933 that is being offered to the
	public, or is part of an issue of government securities
	(as defined in section 2(a)(16) of the 1940 Act).		X

b.      The securities were purchased prior to the end of the
	first day on which any sales are made (or, if a rights
	offering, the securities were purchased on or before the
	fourth day preceding the day on which the offering
	terminated).							X

c.      The securities were purchased at a price not more than
	the price paid by each other purchaser in the offering.		X

d.      The underwriting was a firm commitment underwriting.		X

e.      The commission, spread or profit was reasonable and
	fair in relation to that being received by others for
	underwriting similar securities during the same period.		X

f.      The issuer of the securities and any predecessor has
	been in continuous operations for not less than three
	years.								X

g.      The amount of such securities purchased by the Fund
	and all investment companies advised by UBS Global AM or
	the Fund's Sub-Adviser, if applicable, did not exceed 25%
	of the principal amount of the offering sold. 			X

h.      No Affiliated Underwriter was a direct or indirect
	participant in or beneficiary of the sales.			X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.
Approved:  /s/Erin Blaylock			Date:  July 8, 2011
Print Name: Erin Blaylock